UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2007

L-3 Communications Holdings, Inc. L-3 Communications Corporation
(Exact Name of Registrants as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)
(212) 697-1111
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On August 1, 2007, the Compensation Committee of the Board of Directors of L-3 Communications Holdings, Inc. (the ‘‘Company’’ or ‘‘L-3’’) approved the following grants of performance units under the Company’s Long-Term Incentive Compensation Program (the ‘‘Program’’):

Michael T. Strianese	President and Chief Executive Officer	16,570 performance units
Ralph G. D’Ambrosio	Vice President and Chief Financial Officer	2,410 performance units
Carl E. Vuono	President and Chief Operating Officer	2,711 performance units
Robert W. Drewes	President and Chief Operating Officer	2,711 performance units
James W. Dunn	President and Chief Operating Officer	2,410 performance units

The Program is a multi-year performance program established under L-3’s 1999 Long Term Performance Plan (the ‘‘1999 Plan’’). Each Program participant (a ‘‘Participant’’) receives a target award (‘‘Award’’) of units (‘‘Units’’). Each Unit has a value equal to a share of L-3 common stock. The actual number of Units earned by the Participant relative to the Award is contingent upon the achievement of long-term performance goals relating to (1) the compound annual growth rate in L-3’s diluted EPS (as defined in the 1999 Plan) (adjusted for extraordinary items) and (2) the Company’s Total Stockholder Return (as defined in the 1999 Plan). The final value of the Award to the Participant will vary based upon the level of performance achieved over the associated performance period (‘‘Performance Period’’) and the value of L-3’s stock price at the end of the Performance Period. For a summary of the 1999 Plan, please see the Company’s Definitive Proxy Statement on Form DEF 14A filed on March 30, 2004, which summary is incorporated herein by reference. The other material terms of the Awards are as follows:

Eligibility:	Initially restricted to executive management but remains discretionary.
Frequency of Awards:	On a non-guaranteed annual basis.
Performance Period:	Multi-year with a 2.5 year initial award beginning July 1, 2007 through 2009 year end.
Performance Measures:	Based on minimum threshold, target and maximum performance expectations. Measures and goals vary between periods.
Vesting Period:	Cliff vesting upon termination of the Performance Period.
Expiration Date:	None.
Withholding Taxes:	Payable upon conversion of Units into cash/stock.
Dividend Equivalents:	Payable only on Units payable in stock and only for dividends with a record date between the end of the Performance Period and the date that Units are converted into shares. Dividends are paid on an as-converted basis.

Death/Permanent Disability:	Accelerated vesting on a pro-rata portion of the award based on completed portion of Performance Period; any unvested award remaining is forfeited. Performance Period continues to run, and Vested Units are converted into stock/cash at the end of the Performance Period based on actual performance throughout the period.
Retirement:	If within one year of beginning of Performance Period, the entire award is forfeited. Otherwise, accelerated vesting on a pro-rata portion of the award based on completed portion of Performance Period; any unvested award remaining is forfeited. Performance Period continues to run, and Vested Units are converted into stock/cash at the end of the Performance Period based on actual performance throughout the period.
Employee Resignation:	Forfeiture of 100% of award.
Termination by Company without Cause:	Same treatment as Death/Permanent Disability.
Termination by Company for Cause:	Forfeiture of 100% of award.
Change of Control:	Vesting accelerated on a pro-rata portion of award based on completed portion of Performance Period; any unvested award remaining is forfeited. Within 30 days of the Change of Control, Vested Units are converted into stock/cash using a 100% conversions multiplier (i.e., converted on a one-to-one basis), except that the conversion multiplier may be increased to up to 200% to the extent that the Committee is able to assess that the Company’s progress at the time of the Change of Control exceeds the ‘‘Target’’ performance levels for the award.
Definition of ‘‘Retirement’’:	A termination of employment that satisfies all of the following: (1) the employee terminates employment on or after attaining age 65 and completing at least five years of continuous service; (2) the employee is not subject to termination for Cause by the Company at the time of the employee’s termination; and (3) the employee is available for consultation following the termination of employment at the reasonable request of the Company.

Definition of ‘‘Cause’’:	Any one of the following: (1) intentional failure to perform reasonable assigned duties; (2) dishonesty or willful misconduct in the performance of duties; (3) engaging in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and is engaged in for personal profit; or (4) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

On August 1, 2007, the Compensation Committee of the Board of Directors (the ‘‘Board’’) of the Company also approved stock option and restricted stock grants under the 1999 Plan.

Item 8.01.	Other Events.

The Company’s Board recently adopted stock ownership guidelines that apply to its Chief Executive Officer (the ‘‘CEO’’), named executive officers (as defined in Item 402(a) of Regulation S-K), other corporate direct reports to the CEO who are elected officers and Group/Division Presidents. Specifically, the guidelines provide as follows:

Officer	Amount
CEO	Five times base salary
Chief Financial Officer, General Counsel and Group/Division Presidents	Three times base salary
Other participants	One to Two times base salary

Each such officer shall have five years from the later of August 1, 2007 or their respective dates of hire to achieve the minimum level of ownership. Officers whose ownership is below or falls below the guideline will be paid performance bonuses in Company stock until the guideline is satisfied.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Title
99.1	L-3 Communications Holdings, Inc. 1999 Long Term Performance Plan Performance Unit Agreement
99.2	L-3 Communications Holdings, Inc. Form of Performance Unit Award Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/	Kathleen E. Karelis
Name:		Kathleen E. Karelis
Title:		Senior Vice President, General Counsel and Corporate Secretary

Dated: August 7, 2007

EXHIBIT INDEX

Exhibit
Number     Title

99.1	L-3 Communications Holdings, Inc. 1999 Long Term Performance Plan Performance Unit Agreement
99.2	L-3 Communications Holdings, Inc. Form of Performance Unit Award Notice